Aegis Value Fund, Inc.
First Annual Report
August 31, 1998



Shareholders' Letter
                                                      October 30, 1998
Dear Shareholders:

	We want to welcome you as shareholders of the Aegis Value Fund, Inc. in its initial fiscal year of operation. We are very happy to have you join us as investors in the Fund, and look forward to working hard to help you achieve growth of your capital for many years into the future.
	History has shown that many great enterprises have grown from rather inglorious beginnings, and at its fiscal year-end, you'll see that your
Fund certainly met that requirement.  The stock market periodically suffers fits of panic, and the most recent panic happened to reach its climax on August 31, the precise end of your Fund's fiscal year. That particular day, the Dow Jones Industrial Average plunged 513 points to its low point of the year, and an unheard of 1,183 stocks on the NYSE made yearly lows (400 is usually a big number).  It was not exactly the day we would have chosen to be "carved in stone" as the end of your
Fund's first fiscal year, but your management would like to believe that we've now gotten rid of several years' worth of bad news right off the bat....
	In the period from May 15, 1998 to August 31, 1998, the net asset value of your Fund declined by 17.90%, from $10.00 to $8.21. Because of its short operating period in this fiscal year, Aegis Value Fund made no income or capital gain distributions to shareholders.
	This is our first report to you, and we would like to take a moment to discuss with you the appropriate market benchmarks for evaluating our performance. The stock market is generally divided into four groups by investment professionals. These groups are large growth stocks, large value stocks, small growth stocks and small value stocks. "Large" and "small" are defined by a company's total value, or "market cap".
Growth and value are defined by measures of price to earnings or book value.
	Most mutual funds use the Dow Jones Industrial Average and/or the Standard & Poor's 500 as an index benchmark. This is understandable because those barometers include most of the major companies in the stock market, and are very widely followed.
	The Dow and S&P 500 today consist primarily of large growth stocks.
As we'll discuss in a moment, that sector of the market is far removed from the territory where we invest. We feel that the index which most resembles the composition of your Fund is the Russell 2000 index. This index represents the smallest companies, by market value, in the Russell 3000 index of actively traded stocks.
	At August 31, the Russell 2000 was comprised of companies which had market values in the range of approximately $80 million to $800 million. These are considered "small cap" stocks, so it is best to think of your Fund as a small company value fund. What this means to you as a shareholder is that the Fund' share price may not necessarily move in line with the widely-reported Dow Jones Average; it will more closely follow the broad market of smaller stocks.
	When we report our performance to you, we will also include for you the results of the Russell 2000 and the S&P 500 (because it is so widely used as a benchmark) as a comparison.
	As we mentioned, your Fund declined 17.90% between May 15 and August
31. The Russell 2000 fell 28.26% and the S&P 500 declined 13.30%. We are pleased that we were able to beat the Russell, but it's our objective to also do better than the S&P 500 over the long-term; not because it's an appropriate index for us, but like a mountain, simply
"because it's there".
	If there is one point we would like to impress upon you in this letter, it's that small stocks are considerably better values than large stocks as we write to you in October 1998. We expect 1998 to be remembered as a year when the market had two tiers-the broad market of smaller companies which had an average performance, and the very largest stocks which experienced a buying mania.
	The largest companies in the S&P 500 are now selling at over five times book value and nearly thirty times earnings. These are unprecedented high levels of valuation. While these companies are exceptional operations, simple arithmetic indicates that they are selling at prices beyond those justified by any reasonable economic assumptions. We suspect that this situation has been created by the huge sums of money being invested in index funds and by money managers who are quietly mimicking the index. But indexing, like any other investment fad, can be carried to an extreme, and we are certain that it has been carried too far today.
	 Many academic studies over the years have shown that leaning toward portfolios with low prices relative to book value, revenues and earnings is the most rewarding investment strategy. Not necessarily in any particular year, but over longer periods of five to ten years or more. This is what we will try to accomplish with your Fund. We certainly won't chase the most popular stocks.
	Bargain hunters will be pleased to know that the Fund's portfolio at September 30, 1998 had a weighted average ratio of price to book value of 0.97 and price to revenues of 45%. This placed the valuation of your Fund's average holding in the bottom 12% of all U.S. stocks.
	While it may not always be quite that low, you should expect to see your Fund having an average valuation that is at most in the bottom
20-25% of U.S. stocks. Remember, by prospectus, your Fund is investing primarily in stocks trading below the market's average valuation.
Therefore, its typical portfolio on average will be considerably cheaper than the broad market. It's our belief that such a strategy should provide satisfactory returns with below-average risk to your capital. This goal is what we want to achieve.
	The past few months have been very turbulent for the stock market. You'll be happy to hear that as this letter is written, your Fund has recovered nearly all of its losses and shows a net asset value of $9.67. The market will always have its ups and downs, but we are just beginning a long journey together that we hope will be very successful.
	Please keep in mind that your Fund's managers have a sizable portion of our personal net worth invested with you in the Fund, and we strongly believe that we should share in the risks as well as the rewards of your investment. We are fortunate to have history on our side, with a solid value strategy that has proven itself over long periods of time and in many types of market environments.
	We are grateful for your confidence in us, and are delighted that you have chosen to join us as initial investors in the Fund.

			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors



Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 1998


Common Stocks - 92.5%                        Shares      Market Value
Industrial Cyclicals - 20.6%
Commonwealth Industries, Inc.                 2,000         $  35,063
Ethyl Corporation                             9,000            38,250
Inland Steel, Inc.                              958            18,142
LTV Corporation                               6,000            32,625
P.H. Glatfelter Company                       3,000            34,875
Quipp, Inc.                                   1,000            15,500
                                                            ---------
                                                            $ 174,455

Energy & Natural Resources - 8.0%
ASARCO, Inc.                                  2,000         $  31,875
Freeport McMoran Sulphur, Inc.                3,000            26,625
Offshore Logistics, Inc.                      1,000             9,000
                                                            ---------
                                                            $  67,500

Finance and Real Estate - 21.0%
Acceptance Insurance Companies, Inc.          1,500         $  28,500
Annaly Mortgage Management, Inc.              5,500            39,875
Capitol Transamerica Corporation                500             8,750
Castle & Cooke, Inc.                          2,000            30,000
First Union Real Estate Equity SBI            3,200            20,600
Markel Corporation                              100            14,100
Redwood Trust                                 2,500            35,625
                                                            ---------
                                                            $ 177,450

Services - 12.6%
International Shipholding Corporation         2,000         $  30,625
Maritrans, Inc.                               2,000            15,500
Medical Alliance, Inc.                       11,500            25,156
Yellow Corporation                            3,000            35,813
                                                            ---------
                                                            $ 107,094

Consumer Durables - 10.8%
Audiovox Corporation-Class A                  5,000         $  23,125
GT Bicycles, Inc.                             4,600            33,638
TBC Corporation	                              7,500            34,687
                                                            ---------
                                                            $  91,450

Technology - 10.6%
CAM Data Systems, Inc.                        4,000         $  11,000
CIDCO Inc.                                    2,000             4,500
Electroglas, Inc.                             1,000            10,750
International Rectifier Corporation           4,000            17,000
Speedfam International                          800             9,900
Spectrian Corporation (Delaware)              1,000            12,125
Thermedics Detection, Inc.                    3,000            24,187
                                                            ---------
                                                            $  89,462

Agriculture - 8.8%
Agco Corporation                              2,000         $  17,250
The Andersons, Inc.                           2,000            20,500
DIMON, Inc.                                   4,000            36,750
                                                            ---------
                                                            $  74,500

   Total Common Stocks - 92.4%  (Identified Cost $900,184)  $ 781,911
                                                            ---------

Cash - 7.5%                                                 $  63,717
                                                            ---------

Dividends and interest receivable - 0.1%                    $     604
                                                            ---------

   Total Assets - 100.0%                                    $ 846,232
                                                            ---------



Aegis Value Fund, Inc.
Statement of Operations
For the Period May 15, 1998 to August 31, 1998

Investment Income
   Income:
      Dividends                               $ 1,383
      Interest                                    522
                                               ------
            Total income                                      $ 1,905

   Expenses
      Investment advisory fees                $ 1,013
      Insurance                                   253
                                               ------
            Total expenses                                      1,266
                                                               ------
            Investment income - net                               639
                                                               ------
Realized and unrealized gain (loss) on investments
   Net realized gain on investments                             1,698
   Change in unrealized depreciation of
      investments for the period                             (118,273)
                                                            ---------
   Net loss on investments                                   (116,575)
                                                            ---------
Net decrease in net assets resulting from operations       $ (115,936)
                                                            ---------



Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 1998

Assets:
   Investments in securities, at market value -
      identified cost $900,184                             $ 781,911
   Cash                                                       63,717
   Dividends and interest receivable                             604
                                                           ---------
	Total assets (all current)                           846,232


Liabilities:

   Due to investment advisor (Note 6)			       1,266
                                                           ---------
	Total liabilities (all current)			       1,266
                                                           ---------

Net Assets

   Net assets (equivalent to $8.21 per share based on
      102,912.864 shares of capital stock outstanding)
         (Note 7)                                          $ 844,966
                                                           ---------



Aegis Value Fund, Inc.
Statement of Cash Flows
For the Period May 15, 1998 to August 31, 1998


Cash flows from operating activities
   Net decrease in net assets resulting from operations    $ (115,936)

Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided
      by operating activities:
   Change in unrealized depreciation of investments           118,273
   Net realized gain on investments                            (1,698)
   (Increase) decrease in dividends and interest receivable      (604)
   Increase (decrease) in due to investment advisor             1,266
                                                           ----------
Net cash provided by operating activities                       1,301
                                                           ----------
Cash flows from investing activities
   Purchase of investments                                   (915,496)
   Proceeds from sale of investments                           17,010
                                                           ----------
Net cash used for investing activities                       (898,486)
                                                           ----------
Cash flows from financing activities
   Proceeds from issuance of stock                            960,902
                                                           ----------
Net cash provided by financing activities                     960,902
                                                           ----------
Net increase in cash                                           63,717

Cash at May 15, 1998                                                0
                                                           ----------
Cash at August 31, 1998	                                   $   63,717
                                                           ----------



Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period May 15, 1998 to August 31, 1998


Decrease in net assets from operations
   Investment income - net                                  $     639
   Net realized gain on investments                             1,698
   Change in unrealized depreciation                         (118,273)
                                                            ---------
         Net decrease in net assets
            resulting from operations                        (115,936)

Capital share transactions                                    960,902

               Total increase                                 844,966

Net assets
   At inception                                                     0
                                                            ---------
   End of fiscal year (including undistributed
      net investment income of $639)                        $ 844,966
                                                            ---------


Aegis Value Fund, Inc.
Financial Highlights
For the Period May 15, 1998 to August 31, 1998


Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                         $ 10.00
                                                              -------
Income from investment operations -
   Net investment income                                      $  0.01
   Net realized and unrealized loss on investments              (1.80)
                                                              -------
	Total from investment operations                      $ (1.79)
                                                              -------

Less distributions declared to shareholders                   $ (0.00)
                                                              -------
Net asset value - end of period                               $  8.21
                                                              -------
Total return (not annualized)                                  -17.90%*

Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                                  1.50%#
Net investment income (annualized)                     0.76%
Portfolio turnover                                        6%
Average commission rate                               $0.05

Net assets at end of period (000's)                    $845

*Total return does not include any effect of the Fund's redemption fee.
 If the fee had been included, the results would have been lower.

#The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
	Net investment income (loss)                 $(0.04)
	Expense ratio (annualized)                     6.66%
	Net investment loss (annualized)              -4.40%

The accompanying notes are an integral part of this financial statement.



Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 1998


1.  The Organization
	Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998.
There was no operating activity before May 15, 1998.

2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Cash and cash equivalents. For purposes of the statements of cash flows, the Fund considers all highly liquid investments to be cash equivalents.

Distributions to shareholders. Dividends to shareholders are recorded on the ex-dividend date.

Organization costs. Organization costs consist of costs incurred to establish the Fund and legally equip it to engage in business. The costs are amortized using the straight-line method over a period of 60 months beginning from the date operations commence. If any of the original shares are redeemed by their holders prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized organization costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption. Reimbursement of the registrant for the amount of the pro rata share will not be used in lieu of reduction of redemption proceeds.

Offering costs. Offering costs represent costs associated with the sale of the Fund's securities and costs incurred up to the date of filing its Registration Statement with the U.S. Securities and Exchange Commission. These costs were paid by the Fund's investment advisor.

Broker commissions. It is the Fund's policy to pay broker commissions at a rate of five cents per share on its transactions.

Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  Capital Share Transactions
	For the period from May 15, 1998 (commencement of operations) to August 31, 1998, there were 102,912.864 shares of common stock sold for a total of $960,902. The par value is $0.001 per share.

4.  Investment Advisory and Custodian Agreements
	The Fund pays advisory fees for investment management and advisory services under a management agreement (Agreement) that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the investment advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets for any full fiscal year. The Agreement shall remain in force through March 11, 2000 and may be renewed for additional two-year periods thereafter.
	The Fund has entered into an agreement with a custodian (Ernst & Company) to hold and administer securities and cash of the Fund. The agreement may be terminated by either party on 90 days' written notice.

5.  Investment Transactions
	Purchases and sales of investment securities were $915,496 and $17,010, respectively, for the period May 15, 1998 (commencement of operations) to August 31, 1998. The specific identification method is used to determine cost basis when calculating realized gains and losses. As of August 31, 1998, the unrealized depreciation on investments was $118,273; accumulated undistributed net realized gains on investment transactions totaled $1,698.

6.  Due to Investment Advisor
	Certain officers and directors of the Fund are also officers and directors of the investment advisor. The investment advisory fee accrued through August 31, 1998 was $1,013. The investment advisor also paid expenses on behalf of the Fund, consisting mostly of legal, accounting and insurance costs. Because the Fund shall not incur expenses over 1.50% of its average daily net assets (see Note 4), the Fund owes $253 to the investment advisor as a non-advisory fee expense reimbursement and the advisor must absorb the remaining costs it paid on the Fund's behalf.

7.  Net Assets
	Net assets consists of the following as of August 31, 1998:

Common stock ($0.001 par value, 100,000,000
   shares authorized, 102,912.864 shares outstanding)       $     103

Paid-in capital                                               960,799

Undistributed investment income                                   639

Accumulated net realized gains (losses)                         1,698

Unrealized appreciation (depreciation) of investments        (118,273)
                                                            ---------
      Total                                                 $ 844,966




Aegis Value Fund, Inc.
Independent Auditor's Report



Bish & Haffey, P.C.
50 South Pickett Street
Suite 200
Alexandria, VA  22304

                                                   September 30, 1998

To the Shareholders and
   Board of Directors of
      Aegis Value Fund, Inc.

	We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 1998, and the related statements of operations, cash flows, changes in net assets, and the selected per share data and ratios for the period of May 15, 1998 (commencement of operations) to August 31, 1998. The financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 1998, the results of its operations and its cash flows for the period of May
15, 1998 (commencement of operations) to August 31, 1998, the changes in its net assets for the period of May 15, 1998 (commencement of operations) to August 31, 1998, and the selected per share data and ratios for the period of May 15, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles.

                                       Bish & Haffey, P.C.





Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (703)528-7788
Fax:  (703)528-1395
Internet:  www.bgbinc.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304